SECURITIES AND EXCHANGE COMMISSION


                       Washington, D.C.  20549



                              FORM 8-K

                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):  September 28, 1994



                 JAMES RIVER CORPORATION OF VIRGINIA
       (Exact name of registrant as specified in its charter)


                              Virginia
           (State or other jurisdiction of incorporation)


            1-7911                           54-0848173
   (Commission File Number)     (IRS Employer Identification Number)


            120 Tredegar Street, Richmond, Virginia 23219
    (Address of principal executive offices, including zip code)


 Registrant's telephone number, including area code:  (804) 644-5411

Item 5.   Other Events.

     On September 28, 1994, James River Corporation of Virginia ("James River" or the "Company") published a press release announcing that the Company is exploring strategic options that could sharpen the Company's focus, reduce debt, and improve profitability. Options under consideration include possible divestiture of certain assets, formation of joint ventures, and the sale of business unit equity in the U.S. and Europe. A copy of the press release is filed herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:

      99   Press release dated September 28, 1994, published by the
                    registrant -- filed herewith


                             SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JAMES RIVER CORPORATION OF VIRGINIA



                              By:/s/James R. Hudson, Jr.
                                   James R. Hudson, Jr.
                                   Vice President, Corporate Controller


Date:    September 30, 1994